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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-KA



     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

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
Date of Report (Date of earliest event reported): January 21, 1998 (April 25, 1997)
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                                 INCOMNET, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                                   ----------
                 (State or other jurisdiction of incorporation)



               0-12386                            95-2871296
               -------                            ----------
      (Commission File Number)                (I.R.S. Employer
                                             Identification No.)

     21031 Ventura Boulevard, Suite 1100, Woodland Hills, California   91364
     ---------------------------------------------------------------   -----
     (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code:  (818) 887-3400

                                 NOT APPLICABLE
                                 --------------
              (Former name, former address and former fiscal year,
                          if changed since last report)



 Total number of pages in this document: 40


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                                TABLE OF CONTENTS

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS . . . . . . . . . . . . . . . 3

ITEM 7.  EXHIBITS

Exhibit A-1. - Escrow Agreement Between Incomnet, Inc., Mark Richardson
               and Jerry C. Buckley, dated April 25, 1997. . . . . . . . .  4

Exhibit A-2. - Escrow Agreement Between Incomnet, Inc., Mark Richardson
               and Ralph Flygare, dated April 25, 1997 . . . . . . . . . . 10

Exhibit A-3. - Escrow Agreement Between Incomnet, Inc., Mark Richardson
               and Robert Reisbaum, dated April 25, 1997 . . . . . . . . . 16

Exhibit A-4. - Escrow Agreement Between Incomnet, Inc., Mark Richardson
               and E. V. Schmidt, dated April 25, 1997 . . . . . . . . . . 22

Exhibit A-5. - Escrow Agreement Between Incomnet, Inc., Mark Richardson
               and Diane Orendorff, dated April 25, 1997 . . . . . . . . . 28

Exhibit A-6. - Escrow Agreement Between Incomnet, Inc., Mark Richardson
               and Nora Kenner Hoffberg, dated April 25, 1997. . . . . . . 34



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

The following Exhibits A-1 through A-6 are associated with the acquisition of California Interactive Computing, Inc. by the Company on April 25, 1997. The information about the acquisition was submitted to the Commission in an 8-K dated May 2, 1997.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       INCOMNET, INC.
                                       --------------
                                       (Registrant)

Date: January 21, 1998                 By: /s/ Melvyn Reznick
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                                          Melvyn Reznick, President and
                                          Chief Executive Officer



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